LIFE SYSTEMS CORP.

WARRANT

Neither this warrant nor the underlying shares of common stock have been registered under the Securities Act of 1933, as amended ("Securities Act"). This warrant or the underlying common shares may not be sold or transferred unless: (i) there is an effective registration covering the warrant or shares, as the case may be, under the Securities Act and applicable states securities laws; (ii) the Company first receives a letter from an attorney, acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act and applicable states securities laws; or, (iii) the transfer is made pursuant to rule 144 under the Securities Act.

BETWEEN: Sum Lee

Box 356424

Seatlle WA, 98195-6424 ("Holder")

AND:

Life Systems Corp. ("Company")

formerly Bio-Preserve International Corporation

a Nevada corporation

This Warrant, when fully executed by the Company and Holder, entitles the Holder to purchase the common voting stock ("Shares") of the Company, in the amounts and on the terms and conditions set out as follows:

Date of Warrant: November 27, 2000

Exercise Price per Share: Thirty seven and one half cents ($0.375) USD

Total Number of Shares Granted: 800,000

Total Exercise Price: $300,000.00

Vesting Schedule: 200,000 shares per year over four years

Expiration Date: November 27, 2004

NUMBER OF SHARES

This Warrant is granted by the Company to the Holder such that the Holder is now entitled to purchase Eight Hundred Thousand (800,000) shares of the common voting stock of the Company at the exercise price of $0.375 per share, and that such entitlement shall be effective for four years from the date of this grant, through to November 27, 2004.

VESTING SCHEDULE

Holder shall be entitled to exercise up to 200,000 shares in the first year, up to an additional 200,000 shares in the second year, up to an additional 200,000 shares in the third year, and up to an additional 200,000 shares in the fourth year following the Date of Warrant.

EXERCISE OF WARRANT

This Warrant is exercisable by delivery of an exercise notice, in the form attached as Exhibit A ("Exercise Notice"), which shall state the election to exercise the Warrant, the number of Shares in respect of which the Warrant is being exercised ("Exercised Shares"), and such other representations and agreements as may be required herein. The Exercise Notice shall be completed by the Holder and delivered to the Company. The Exercise Notice shall be accompanied by payment of an amount equal to the number of Exercised Shares multiplied by the Exercise Price per Share (the "Aggregate Exercise Price") as to all Exercised Shares. This Warrant shall be deemed to be exercised upon receipt by the Company of the fully executed Exercise Notice accompanied by the Aggregate Exercise Price.

COMPLIANCE WITH APPLICABLE LAW

No Shares shall be issued pursuant to the exercise of this Warrant unless such issuance and exercise complies with applicable state or federal law, including securities laws, corporate laws, the Code or any stock exchange or quotation system. If the Company at any time determines that registration or qualification of the Shares or the Warrant under state or federal law, or the consent approval of any governmental regulatory body is necessary or desirable, then the Warrant may not be exercised, in whole or in part, until such registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Assuming compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Holder on the date the Warrant is exercised with respect to such Exercised Shares.

If required by the Company at the time of any exercise of the Warrant in order to comply with federal or state securities laws, as a condition to such exercise, the Employee shall enter into an agreement with the Company in form satisfactory to counsel for the Company by which the Holder: (i) shall represent that the Shares are being acquired for Holder's own account for investment and not with a view to, or for sale in connection with, any resale or distribution of such Shares; and, (ii) shall agree that if Holder should decide to sell, transfer, or otherwise dispose of any such Shares, Holder may do so only if the Shares are registered under the Securities Act and the relevant state securities law, unless, in the opinion of counsel for the Company, such registration is not required, or the transfer is pursuant to the Securities and Exchange Commission Rule 144.

METHOD OF PAYMENT

Payment of the Aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Holder:

(a) cash;

(b) certified or cashier's check;

(c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(e) delivery of Optionee's non-recourse promissory note (the "Note"), in the amount of the aggregate Exercise Price of the Exercised Shares and any associated withholding taxes incurred in connection with the exercise, together with the execution and delivery by the Optionee of a Security Agreement which provides that in the event of non-payment of the Note all Exercised Shares shall be delivered to the Company for cancellation. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be exclusively secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

NON-TRANSFERABILITY OF WARRANT

This Warrant may not be transferred in any manner except to "family members" (as the term "family members" is defined in Form S-8 under the Securities Act) who acquire the warrants through a gift or a domestic relations order; and may not be transferred for consideration. For the purpose of this restriction, the following transactions are not deemed to be transfers for consideration:

(a) a transfer under a domestic relations order in settlement of marital property rights; and

(b) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Holder) in exchange for an interest in that entity.

The terms of this Warrant shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

TERM OF WARRANT

This Warrant may be exercised only within the period from the Date of Warrant until the Expiration Date, both of which are set out above, and only in accordance with the terms of this Warrant Agreement.

The Company will cause the Shares to become the subject of a registration statement filed under the Act as soon as practicable after the date hereof, in accordance with the registration rights agreement attached hereto as Exhibit B.

RESALE RESTRICTIONS

Holder acknowledges and agrees that whatever period determined appropriate by the Company, underwriter, or federal and state regulatory officials including, but not limited to, the Securities and Exchange Commission, National Association of Securities Dealers and NASDAQ, following the effective date of a registration statement of the Company covering common stock (or other securities) of the Company to be sold on its behalf in an underwriting, Holder will not sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) Shares of the Company held by Holder at any time during such period except securities included in that registration.

Holder acknowledges and agrees that if for purposes of a registration statement of the Company the underwriter or federal or state regulatory officials fix a specific Common Stock or Warrant lockup period, such fixed lockup period shall apply to Holder under this Agreement.

SIGNATURES

Dated November 27th, 2000 Dated: November 27, 2000

LIFE SYSTEMS CORP.

/s/ signed /s/ Sum Lee

By: By:

Authorized Representative Sum Lee

EXHIBIT A

EXERCISE NOTICE

TO: LIFE SYSTEMS CORP.

Attention: Corporate Secretary

Effective as of today, ________________, 200_, the undersigned ("Holder") hereby elects to purchase ______________ shares ("Shares") of the Common Stock of Life Systems Corporation ("Company") pursuant Warrant dated November 27, 2000 ("Warrant"). Holder herewith delivers to the Company the full purchase price for the Shares of $_____________, as required by the Warrant.

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Warrant. The Shares shall be issued to the Holder as soon as practicable after exercise of the Warrant. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

Holder understands that Holder may suffer adverse tax consequences as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

Submitted by: Accepted by:

Holder: Life Systems Corp.

Signature By

Print Name Its

Address: Address:

2889 152nd Ave. NE, #B

Redmond, WA 98052

Date Received:

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

DATE: November 27, 2000

BETWEEN: Life Systems Corp. ("Company")

a Nevada corporation

AND: Sum Lee ("Holder")

Box 356424

Seattle WA, 98195-6424

1.0 Definitions

1.1 "Act" means the Securities of 1933, as amended;

1.2 "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement;

1.3 "Warrant" means a warrant entitling the Holder to purchase the common voting stock ("Shares") of the Company;

1.4 "Warrant Shares" means shares of the Company's common voting stock issuable or issued by the Company upon any exercise of the Warrants

1.5 The term "Registrable Securities" means (1) Warrant Shares and (2) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Warrant Shares; and

1.6 "Holder" means Sum Lee, or any person holding Registrable Securities to whom these registration rights have been transferred pursuant to paragraph 9 of this Agreement.

2.0 Company Registration

2.1 If at any time the Company, either on its behalf or on behalf of any selling shareholder, proposes to register any of its stock under the Act in connection with the public offering of such securities on a form that would also permit the registration of the Registrable Securities, the Company shall cause to be registered under the Act all of the Registrable Securities at the Company's cost and expense and at no cost or expense to the Holder except as set forth in paragraph 4 of this Agreement.

3.0 Obligations of the Company

3.1 Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file as promptly as possible with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and cause such registration statement to become and remain effective, and, if any stop order shall be issued by the SEC in connection therewith, obtain the removal of such order, until the earlier of (i) the public sale of all of the Registrable Securities registered thereunder or (ii) the expiration of one hundred eighty (180) days from the date such registration statement has been declared effective by the SEC.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provision of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders pro rata, then allocate all such expenses to the selling shareholders in the manner and to the extent required by such jurisdiction.

4.0 Registration Expenses

4.1 The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that the Holder shall be solely responsible for the fees of any counsel, accountants or other professionals retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by such Holder pursuant thereto.

5.0 Underwriting Requirements

5.1 If securities are proposed to be offered for sale pursuant to a registration statement by other security holders of the Company and the total number of securities to be offered by the holders of the Registrable Securities and such other selling security holders is required to be reduced pursuant to a request from a managing underwriter retained by the Company, and such request is consented to by the Holder, the aggregate number of Registrable Securities to be offered by the Holders pursuant to such registration statement shall be reduced, on a pro-rata basis, together with securities offered other selling security holders.

6.0 Indemnification

6.1 In the event any Registrable Securities are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act (collectively, the "Indemnified Parties"), against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission not stated therein of a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 6.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, and made in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Indemnified Party.

(b) Promptly after receipt by an Indemnified Party under this paragraph of notice of the commencement of any action, such Indemnified Party will, if a claim in respect hereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party is similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any Indemnified Party otherwise than under this paragraph.

7.0 Registrations on Form S-3

7.1 If (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this paragraph 7) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000), and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall cause such shares to be registered on Form S-3 (or any successor to Form S-3).

7.2 Holders' rights to registration under this paragraph 7 are in addition to, and not in lieu of, their rights to registration under paragraph 2.

8.0 Reports Under Securities Exchange Act of 1934

8.1 With a view to making available to the Holders the Benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

(c) furnish to any Holder, so long as such Holder owns any of the Registrable Securities, forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

9.0 Transfer of Registration Rights

9.1 The registration rights of the Holder under this Agreement may be transferred to any transferee who acquires at least five thousand (5,000) Warrants; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

10.0 Interpretive Provisions

10.1 Neither the giving of any notice by any Holder, the filing of a registration statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell any Registrable Securities.

10.2 This Agreement may only be amended by a written instrument executed by the Company and the Holder.

10.3 This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.4 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

10.5 Any party may give any notice, request, demand, claim, instruction, or other document under this section using any other means (including expedited courier, messenger service, telecopy, facsimile, telex, ordinary mail, or electronic mail) but no such notice, request, demand, claim, instruction, or other document shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended at the address stated above. Any party may change its address for any purpose by giving notice of the change of address to the other party in the manner provided in this section. Notice of the change of address shall be provided by first class mail, return receipt requested, to the respective parties at their addresses as initially set out above.

10.6 The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.7 Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

10.8 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Washington.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

Life Systems Corp. Holder

By______________________________ By___________________________

Its Authorized Representative Sum Lee